OAKMARK FAMILY OF FUNDS

                       GOLDMAN SACHS SHORT DURATION
                              TAX-FREE FUND

                               OAKMARK UNITS
                    ___________________________________

                      Supplement dated May 1, 1998 to
                      Prospectus dated March 1, 1998



Under "MANAGEMENT," after the "Distributor and Transfer Agent" subsection on page 21, the following will be included:

     Year 2000

     Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Fund could be adversely affected in its ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Investment Adviser has sought assurances from the Fund's other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Fund's other service providers will be sufficient to avoid any adverse effect on the Fund due to the Year 2000 Problem.